                                                                   EXHIBIT 99.13


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
-----------------------
Steve Moeller
Director, Accounting

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY            CASE NUMBER: 01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to May Monthly Operating Report

28-Jun-02                      Summary Of Bank And Investment Accounts                Attachment 1
 1:58 PM                           The Delta Queen Steamboat Co.
Summary                               Case No: 01-10970 (JCA)                            UNAUDITED
The Delta Queen Steamboat Co.         For Month Of May, 2002


                                                              Balances
                                                  ---------------------------------    Receipts &        Bank
                                                    Opening              Closing       Disbursements     Statements     Account
Account                                           As Of 5/01/02       As Of 5/31/02    Included          Included       Reconciled
-------                                           -------------       -------------    -------------     ----------     ----------
Delta Queen Controlled Disb                          1,880.00            7,166.96      Yes               Yes            Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                            128,924.83          250,991.17      Yes               Yes            Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                                 21,560.90           58,433.00      Yes               No - Not       Yes
Hibernia                                                                                                 Concentration
Account # - 812-395-289                                                                                  Account

The Delta Queen Steamboat Co.                            0.00                0.00      No -              No -           No -
LaSalle - Wealth Management                                                            Account           Account        Account
Account # - TNE-043290                                                                 Closed            Closed         Closed

The Delta Queen Steamboat Co.                            0.00                0.00      No -              No -           No -
AmSouth                                                                                Account           Account        Account
Account # - 19356307                                                                   Closed            Closed         Closed

Delta Queen                                              0.00                0.00      No -              No -           No -
LaSalle                                                                                Account           Account        Account
Account # - 5800155771                                                                 Closed            Closed         Closed

DQ Credit Card                                       5,817.43            1,818.21      Yes               No - Not       Yes
Bank One                                                                                                 Concentration
Account # - 552-0110062868                                                                               Account

DQ Master Cash                                           0.00                0.00      No -              No -           No -
Bank One                                                                               Account           Account        Account
Account # - 552-0110256700                                                             Closed            Closed         Closed

The Delta Queen Steamboat Co                        70,786.19          120,808.76      Yes               No - Not       Yes
Receipts                                                                                                 Concentration
Hibernia                                                                                                 Account
Account # - 882-390-047

The Delta Queen Steamboat Co                             0.00                0.00      No -              No -           No -
Receipts                                                                               Account           Account        Account
LaSalle                                                                                Closed            Closed         Closed
Account # - 5800155839

The Delta Queen Steamboat Co                     1,025,906.60                0.00      Yes               No - Not       Yes
Escrow Account                                                                                           Concentration
LaSalle                                                                                                  Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                             0.00          750,000.00      Yes               No - Not       Yes
Escrow Account - DQ/DN IDCC                                                                              Concentration
LaSalle                                                                                                  Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                             0.00          250,000.00      Yes               No - Not       Yes
Escrow Account - DQ/DN - Seller Proration                                                                Concentration
LaSalle                                                                                                  Account
Account # - 62-9003-42-7

 28-Jun-02                             Receipts & Disbursements                         Attachment 2-1
  4:32 PM                           The Delta Queen Steamboat Co.
R&D - Hibernia                         Case No: 01-10970 (JCA)                                UNAUDITED
DQ Controlled Disb                            Hibernia
                                      Controlled Disbursements
                                       Account # - 542027373
                                        1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                          1,880.00

Receipts
                                        753,491.84      From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)
                                        (15,511.45)     Reversal Back To The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)
                                        ----------
                                        737,980.39      Total Receipts

Disbursements

                                        (33,230.11)     Crew Maintenance & Medical
                                       (223,710.38)     Lay-Up
                                         (2,074.45)     Office - Chicago
                                        (18,855.62)     Office - NOLA
                                         (2,695.38)     Office - Weston
                                        (34,994.90)     Payroll Benefits
                                         (1,350.00)     Coast Guard Fees
                                        (64,004.69)     Professional Fees
                                         (6,958.40)     Refunds
                                         (4,540.64)     SG&A - Finance
                                         (3,170.98)     SG&A - Hotel Ops
                                         (9,600.35)     SG&A - HR
                                        (23,683.06)     SG&A - IT
                                         (1,640.00)     SG&A - Legal
                                           (284.50)     SG&A - Marine Ops
                                         (3,846.25)     SG&A - Passenger Services
                                        (10,056.16)     SG&A - Risk
                                        (32,372.52)     SG&A - Sales & Marketing
                                        (28,621.15)     Start-Up - MQ
                                         (3,810.68)     Vessel Ops - MQ (Pre-May 7)
                                         (6,753.43)     Other Vessel Expense - Legal
                                        (25,583.86)     Other Vessel Expense - Tie-Up
                                        -----------
                                       (541,837.51)     Total Disbursements (* See Footnote)


Closing Balance - 31 May 02
                                          7,166.96

*$190,855.92 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

  28-Jun-02                        Receipts & Disbursements                         Attachment 2-2
   4:35 PM                      The Delta Queen Steamboat Co.
R&D - Hibernia                    Case No: 01-10970 (JCA)                                UNAUDITED
DQ Master Cash                           Hibernia
                                     DQ Master Cash
                                  Account # - 812-395-335
                                    1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                     128,924.83

Receipts
                                   2,050,000.00       From American Classic Voyages Co - Credit Suisse
                                                        Asset Management - Account (247003452)
                                     296,000.00       From AMCV Cruise Operations, Inc. - First Union -
                                                        AMCV Cruise Ops Master Cash - Account (2090002602362)
                                     400,762.61       From Cape May Light L.L.C. - Hibernia  Investments L.L.C. -
                                                        Cape May Light Security - Account (4R6-771783)
                                      15,511.45       From The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                     353,543.74       Misc Deposits - Primarily FY 02 Voyage Deposits
                                      84,601.80       From Great Ocean Cruise Line, L.L.C.
                                                        MQ Petty Cash
                                   3,200,419.60       Total Receipts
                                  -------------
                                      61,000.00
Disbursements
                                    (753,491.84)      To The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                     (75,000.00)      To Great Ocean Cruise Line, L.L.C. - Hibernia
                                                        MQ Steamer - Account (812-502-719)
                                    (210,000.00)      To Great Ocean Cruise Line, L.L.C.
                                                        MQ Petty Cash
                                    (122,233.45)      To The Delta Queen Steam Boat Co. - LaSalle
                                                        DQSC FMC Escrow - Account (62-8930-70-3)
                                     (13,627.22)      401K Payroll Payments
                                        (152.93)      To American Classic Voyages Co. - Chase -
                                                        AMCV Medical Benefits - Account (002-2-426522)
                                     (50,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQSC Receipts - Account (882-390-047)
                                    (710,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQ Payroll - Account (812-395-289)
                                    (410,000.00)      To Great River Cruise Line, LLC - Hibernia -
                                                        DQ Steamer - Account (812-395-270)
                                     (70,207.49)      Insurance
                                    (453,564.50)      Professional Fees
                                         (83.13)      Bank Fees
                                     (23,920.00)      I.T. Support
                                      (3,621.33)      Employee Replacement Checks
                                        (253.39)      U.P.S.
                                  --------------
                                  (2,896,155.28)      Total Disbursements (* See Footnote)

Closing Balance - 31 May 02
                                     250,991.17

*$182,197.98 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

 28-Jun-02                     Receipts & Disbursements                             Attachment 2-3
  4:36 PM                    The Delta Queen Steamboat Co.
R&D - Hibernia                  Case No: 01-10970 (JCA)                                  UNAUDITED
DQ Payroll                            Hibernia
                                     DQ Payroll
                               Account # - 812-395-289
                                1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                        21,560.90

Receipts
                                       710,000.00      From The Delta Queen Steam Boat Co. -
                                                         Hibernia - DQSC Master Cash - Account (812-395-335)
                                        50,000.00      From Great Ocean Cruise Line - Hibernia -
                                                         MQ Steamer - Account (812-502-719)
                                         2,121.33      ACH Reversal
                                       ----------
                                       762,121.33      Total Receipts

Disbursements

                                      (635,998.59)     Payroll - Wires & Checks

                                      -----------
                                      (635,998.59)     Total Disbursements (* See Footnote)

Closing Balance - 31 May 02
                                        58,433.00



* $89,250.64 Of Disbursements Not Reflected In Disbursements Above Due to Being Reimbursed By Buyer Of Assets At Closing.

  28-Jun-02                          Receipts & Disbursements                        Attachment 2-4
   2:01 PM                         The Delta Queen Steamboat Co.
R&D - BankOne                         Case No: 01-10970 (JCA)                             UNAUDITED
DQ Credit Cards                            Bank One
                                     Delta Queen Credit Cards
                                   Account # - 552-0110062868
                                       1 May 02 - 31 May 02


Opening Balance - 1 May 02

                                       5,817.43


Receipts
                                      ---------
                                           0.00    Total Receipts


Disbursements

                                      (3,999.22)   Bank Fees - Most To Be Reversed In June

                                      ---------
                                      (3,999.22)


Closing Balance - 31 May 02
                                       1,818.21

 28-Jun-02                        Receipts & Disbursements                     Attachment 2-5
  4:40 PM                       The Delta Queen Steamboat Co.
R&D - Hibernia                     Case No: 01-10970 (JCA)                          UNAUDITED
DQSC Receipts                           Hibernia
                                     DQSC Receipts
                                 Account # - 882-390-047
                                  1 May 02 - 31 May 02

Opening Balance - 1 May 02
                                    70,786.19

Receipts
                                    50,000.00       From The Delta Queen Steamboat Co - Hibernia -
                                                      DQ Master Cash - Account (812-395-335)
                                    99,036.35       Paymentech Return Of Refunds Erroneously
                                                      Withdrawn Previously
                                                    Credit Card Chargeback Reversals
                                       145.62       Chargeback Reversals

                                   ----------
                                   149,181.97       Total Receipts

Disbursements

                                      (456.65)      Credit Card Processor Fees
                                      (904.77)      Credit Card Chargeback

                                   ----------
                                    (1,361.42)      Total Disbursements (* See Footnote)

Closing Balance - 31 May 02
                                   120,808.76


* $97,797.98 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

 28-Jun-02                         Receipts & Disbursements                       Attachment 2-6
  4:41 PM                        The Delta Queen Steamboat Co.
R&D - LaSalle                      Case No: 01-10970 (JCA)                             UNAUDITED
DQSC Escrow                                LaSalle
                                        DQSC Escrow
                                   Account # - 62-8930-70-3
                                     1 May 02 - 31 May 02


Opening Balance - 1 May 02
                                     1,025,906.60

Receipts
                                       122,233.45      From The Delta Queen Steamboat Company - Hibernia -
                                                         DQ Master Cash Account (812-395-335)
                                           780.39      Interest Income

                                     ------------
                                       123,013.84      Total Receipts

Disbursements
                                     ------------
                                             0.00      Total Disbursements (* See Footnote)


Closing Balance - 31 May 02
                                             0.00



*$1,148,920.44 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

  28-Jun-02                       Receipts & Disbursements                           Attachment 2-7
   2:12 PM                     The Delta Queen Steamboat Co.
R&D - LaSalle                    Case No: 01-10970 (JCA)                                UNAUDITED
DQ-DN IDCC Escrow                       LaSalle
                                    DQ-DN IDCC Escrow
                                Account # - 62-9003-40-1
                                   1 May 02 - 31 May 02


Opening Balance - 1 May 02

                                         0.00


Receipts
                                   750,000.00       From Delaware North

                                   ----------
                                   750,000.00       Total Receipts


Disbursements

                                   ----------
                                         0.00      Total Disbursements

Closing Balance - 31 May 02
                                   750,000.00

 28-Jun-02                              Receipts & Disbursements                        Attachment 2-7
  2:14 PM                            The Delta Queen Steamboat Co.
R&D - LaSalle                            Case No: 01-10970 (JCA)                             UNAUDITED
DQ-DN Seller proration Escrow                  LaSalle
                                    DQ-DN Seller Proration Escrow
                                       Account # - 62-9003-42-7
                                         1 May 02 - 31 May 02

Opening Balance - 1 May 02
                                         0.00

Receipts

                                   250,000.00       From Delaware North

                                   ----------
                                   250,000.00       Total Receipts

Disbursements
                                   ----------
                                         0.00       Total Disbursements


Closing Balance - 31 May 02
                                   250,000.00

AMCV US SET OF BOOKS                                 Date: 27-JUN-02 16:30:33
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: MAY-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                            PTD-Actual
                                            31-May-02
                                           ------------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                           ------------
Net Revenue                                        0.00

Operating Expenses
Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                           ------------
Total Operating Expenses                           0.00

                                           ------------
Gross Profit                                       0.00

SG&A Expenses
Sales & Marketing                                  0.00
Start-Up Costs                                     0.00
                                           ------------
Total SG&A Expenses                                0.00

                                           ------------
EBITDA                                             0.00

Depreciation                                  40,399.04

                                           ------------
Operating Income                             (40,399.04)

Other Expense/(Income)
Interest Income                                    0.00
Equity in Earnings for Sub                 2,685,831.01
Reorganization expenses                    2,077,283.11
                                           ------------
Total Other Expense/(Income)                (608,547.90)

                                           ------------
Net Pretax Income/(Loss)                     568,148.86

Income Tax Expense                                 0.00

                                           ------------
Net Income/(Loss)                            568,148.86
                                           ============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:41
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)


                                       YTD-Actual           YTD-Actual
                                        31-May-02            22-Oct-01
                                      -------------        -------------
ASSETS

Cash and Equivalent                      288,200.93         2,494,983.63

Restricted Cash                        1,000,000.00                 0.00

Accounts Receivable                      264,161.02                 0.00

Inventories                                    0.00           840,779.06

Prepaid Expenses                               0.00            13,147.33

Other Current Assets                           0.00                 0.00

                                      -------------        -------------
Total Current Assets                   1,552,361.95         3,348,910.02

Fixed Assets                                   0.00         8,202,345.75

Accumulated Depreciation                       0.00        (5,195,800.16)

                                      -------------        -------------
Net Fixed Assets                               0.00         3,006,545.59

Net Goodwill                                   0.00                 0.00

Intercompany Due To/From              42,151,633.02        37,437,552.28

Net Deferred Financing Fees                    0.00             5,434.15

Net Investment in Subsidiaries        33,288,180.97        33,999,708.26

                                      -------------        -------------
Total Other Assets                    75,439,813.99        71,442,694.69

                                      -------------        -------------
Total Assets                          76,992,175.94        77,798,150.30
                                      =============        =============

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:41
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: MAY-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                           YTD-Actual            YTD-Actual
                                           31-May-02             22-Oct-01
                                         -------------         -------------
LIABILITIES

Accounts Payable                                  0.00                  0.00

Accrued Liabilities                       2,302,416.76                  0.00

Deposits                                          0.00                  0.00

                                         -------------         -------------
Total Current Liabilities                 2,302,416.76                  0.00


Long Term Debt                                    0.00                  0.00

Other Long Term Liabilities               9,993,779.93          9,993,779.93

                                         -------------         -------------
Total Liabilities                        12,296,196.69          9,993,779.93

OTHER

Liabilities Subject to Compromise           577,835.68            577,835.68

                                         -------------         -------------
Total Other                                 577,835.68            577,835.68

OWNER'S EQUITY

Common Stock                                  1,000.00              1,000.00

Add'l Paid In Capital                    33,564,332.71         33,564,332.71

Current Net Income (Loss)                (2,237,384.62)        (2,866,520.92)

Retained Earnings                        32,790,195.48         36,527,722.90

                                         -------------         -------------
Total Owner's Equity                     64,118,143.57         67,226,534.69

                                         -------------         -------------
Total Liabilities & Equity               76,992,175.94         77,798,150.30
                                         =============         =============

The Delta Queen Steamboat Co.                                     01-10970 (JCA)
                                 ATTACHMENT 6
                   Summary List of Due To/Due From Accounts
                       For the Month Ended May 31, 2002

                                                                 BEGINNING                                              ENDING
AFFILIATE NAME                              CASE NUMBER          BALANCE           DEBITS          CREDITS             BALANCE
American Classic Voyages Co.                01-10954          (6,324,564.18)       22,302.71               -        (6,302,261.47)
AMCV Cruise Operations, Inc.                01-10967         102,596,577.85    35,681,482.88    4,413,407.03       133,864,653.70
Great AQ Steamboat, L.L.C.                  01-10960         (17,085,065.28)       11,565.82   21,835,498.73       (38,908,998.19)
Great Pacific NW Cruise Line, L.L.C.        01-10977          (8,422,821.07)        6,418.44               -        (8,416,402.63)
Great River Cruise Line, L.L.C.             01-10963          (6,758,836.66)    1,078,422.25    4,741,570.12       (10,421,984.53)
Great Ocean Cruise Line, L.L.C.             01-10959         (17,986,662.31)    7,829,192.16    7,478,139.95       (17,635,610.10)
Cruise America Travel, Incorporated         01-10966             309,751.39        79,602.43      132,850.00           256,503.82
Delta Queen Coastal Voyages, L.L.C.         01-10964            (519,611.16)       14,128.56      400,541.48          (906,024.08)
Cape Cod Light, L.L.C.                      01-10962          (1,404,059.37)               -               -        (1,404,059.37)
Cape May Light, L.L.C.                      01-10961          (8,431,118.53)               -               -        (8,431,118.53)
Project America, Inc.                       N/A               (2,935,356.03)        1,008.00               -        (2,934,348.03)
Oceanic Ship Co.                            N/A                 (136,810.43)               -               -          (136,810.43)
Project America Ship I, Inc.                N/A                  255,723.41                -               -           255,723.41
Project America Ship II, Inc.               N/A                 (142,646.25)               -               -          (142,646.25)
Ocean Development Co.                       01-10972           2,214,633.49                -               -         2,214,633.49
Great Hawaiian Cruise Line, Inc.            01-10975              (7,057.02)               -               -            (7,057.02)
Great Hawaiian Properties Corporation       01-10971           1,247,073.77                -               -         1,247,073.77
American Hawaii Properties Corporation      01-10976              43,550.29                -               -            43,550.29
Great Independence Ship Co.                 01-10969             (83,084.83)               -               -           (83,084.83)
CAT II, Inc.                                01-10968                (100.00)               -               -              (100.00)
                                                             ---------------------------------------------------------------------
                                                              36,429,517.08    44,724,123.25   39,002,007.31        42,151,633.02
                                                             =====================================================================

THE DELTA QUEEN STEAMBOAT COMPANY                       CASE #:  01-10970 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING




DETAIL:                                       0-30 DAYS        31-60 DAYS        61-90 DAYS        91+ DAYS          TOTAL

Paymentech Credit Card Processor               8,199.26                                                              8,199.26
American Express Credit Card Processor                                                                                   0.00
Discover Credit Card Processor                                                                                           0.00
Diners Credit Card Processor                                                                                             0.00
Travel Agents                                                                                                            0.00
Delaware North Companies                     255,961.76                                                            255,961.76

                                             ----------        -----------       -----------      ----------       ----------
Total                                        264,161.02               0.00              0.00            0.00       264,161.02
                                             ==========        ===========       ===========      ==========       ==========




                                                                 ATTACHMENT # 7

                        The Delta Queen Steamboat Company
                                 01-10970 (JCA)




                             Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The Debtor completed a sale of its fixed assets and inventories on May 31, 2002. In connection therewith, the Debtor recorded a loss on disposition of $2.1 million. This amount, which is included in reorganization expenses, is an estimate that will be adjusted when the Debtor receives a final allocation of the purchase price from the Purchaser. The asset purchase agreement allows the Purchaser sixty days to provide an allocation between the purchased assets.

2. The asset sale has resulted in several timing differences that have been reflected on the Debtor's books. Pursuant to the asset purchase agreement, a $1 million escrow has been set-up. A receivable has been established for monies due from the Purchaser subject to final calculation of all closing adjustments. An accrual has been recorded in the amount of $1.9 million to reflect fees and commission incurred in connection with the sale.

3. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.